                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/ Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996


                                          Distribution Date: 12/16/96
                                          CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                   NL2 NM0
                                          Trust Account:  3334953-0


              CLASS HI: A CERTIFICATES
              ------------------------
1. (a) Sub-Pool HI Amount Available
       (including Monthly Servicing Fee)                           $3,745,525.90

   (b) Class HI: M-1 Interest Deficiency Amount
       (if any), Class HI: M-2 Interest Deficiency
       Amount (if any) and Class HI: B-1 Interest
       Deficiency Amount (if any) withdrawn for prior
       Payment Date                                                          .00

   (c) Sub-Pool HI Amount Available after giving effect to
       withdrawal of any Class HI: M-1 Interest Deficiency
       Amount, Class HI: M-2 Interest Deficiency Amount and
       Class HI: B-1 Interest Deficiency Amount for prior
       Payment Date                                                 3,745,525.90

2. Aggregate Interest

   (a) Class HI: A-1 Pass-through Rate                     6.45%

   (b) Class HI: A-1 Interest                                         256,447.32

   (c)  Class HI: A-2 Pass-through Rate                    6.90%

   (d)  Class HI: A-2 Interest                                        195,500.00

   (e)  Class HI: A-3 Pass-through Rate                    7.35%

   (f)  Class HI: A-3 Interest                                        252,105.00

3. Amount applied to Unpaid Class HI: A Interest Shortfall                   .00

4. Remaining Unpaid Class HI: A Interest Shortfall                           .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 2

                                     Distribution Date: 12/16/96
                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                 NL2 NMO
                                     Trust Account:  3334953-0

 PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a) Scheduled Principal                              469,603.14
     (b) Principal Prepayments                          1,780,825.84
     (c) Liquidated Contracts                              64,230.12
     (d) Repurchases                                             .00
     (e) Previously undistributed Principal Amounts              .00

              Total Principal                                 2,314,659.10

6. Pool Scheduled Principal Balance of Sub-Pool HI          155,679,138.89

7. Sub-Pool HI Senior Percentage for such Payment Date                100%

8. Class HI: A Principal Distribution:

     (a) Class HI: A-1                                        2,314,659.10
     (b) Class HI: A-2                                                 .00
     (c) Class HI: A-3                                                 .00

9. Class HI: A Principal Balance:

     (a) Class HI: A-1 Principal Balance                     45,396,470.89
     (b) Class HI: A-2 Principal Balance                     34,000,000.00
     (c) Class HI: A-3 Principal Balance                     41,160,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                              726,814.48


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 3

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                  NL2 NM0
                                      Trust Account:  3334953-0


          INTEREST

     11. Current Interest
            (a) Class HI: M-1 Pass-through Rate        7.75
            (b) Class HI: M-1 Interest                          91,320.83

     12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall    .00

     13. Amount applied to Class HI: M-1 Interest Deficiency Amount   .00

     14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount    .00

     15. Remaining Unpaid Class HI: M-1 Interest Shortfall            .00

         PRINCIPAL

     16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

                (a) Scheduled Principal                .00
                (b) Principal Repayments               .00
                (c) Liquidated Contracts               .00
                (d) Repurchases                        .00
                (e) Previously undistributed
                    Principal Amounts                  .00

                         Total Principal                              .00


     17. Class HI: M-1 Principal Distribution                         .00

     18. Class HI: M-1 Principal Balance                    14,140,000.00

     19. Pool Scheduled Principal Balance of Sub-Pool HI   155,679,138.89

     20. Sub-Pool HI Senior Percentage for such Payment Date         100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 4

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                   NL2 NM0
                                      Trust Account:  3334953-0


          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.       Sub-Pool HI Aggregate Liquidation Loss Principal Amount                   .00

22.       Class HI: M-1 Liquidation Loss Principal Amount                           .00

23.       Interest at Class HI: M-1 Pass-Through Rate on:

               (a)  Class HI: M-1 Liquidation Loss Principal Amount                 .00
               (b)  Unpaid Class HI: M-1 Liquidation Loss Interest Shortfall        .00

24.       Amount applied to such interest                                           .00

25.       Liquidation Loss interest remaining unpaid                                .00

          CLASS HI: M-2 CERTIFICATES
          --------------------------

26.       Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount and Class HI: M-1 Distribution
          Amount (including Monthly Servicing Fee)                           635,493.65

          INTEREST

27.       Current Interest
               (a)  Class HI: M-2 Pass-Through Rate                      8.05%
               (b)  Class HI: M-2 Interest                                    57,423.33

28.       Amount applied to Unpaid Class HI: M-2 Interest Shortfall                 .00

29.       Amount applied to Class HI: M-2 Interest Deficiency Amount                .00

30.       Remaining unpaid Class HI: M-2 Interest Deficiency Amount                 .00

31.       Remaining unpaid Class HI: M-2 Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                     Page 5

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                        NL2 NM0
                                            Trust Account:  3334953-0

     PRINCIPAL
32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
          (a) Scheduled Principal                      .00
          (b) Principal Prepayments                    .00
          (c) Liquidated Contracts                     .00
          (d) Repurchases                              .00
          (e) Previously undistributed
              Principal Amounts                        .00

                                Total Principal                              .00

33.  Class HI: M-2 Principal Distribution                                    .00

34.  Class HI: M-2 Principal Balance                                8,560,000.00

35.  Pool Schedule Principal of Sub-Pool HI                       155,679,138.89

36.  Sub-Pool HI Senior Percentage for such Payment Date                    100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                 .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                         .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

          (a) Class HI: M-2 Liquidation Loss Principal Amount                .00
          (b) Unpaid Class HI: M-2 Liquidation Loss
              Interest Shortfall                                             .00

40.  Amount applied to such interest                                         .00

41.  Liquidation Loss interest remaining unpaid                              .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 6

                                         Distribution Date: 12/16/96
                                         CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                     NL2 NM0
                                         Trust Account:  3334953-0



     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                                  .28%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 2.5%)                .22%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Payment Date                                                  .41%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)                  .33%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)                    .14%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                     Page 7

                                         Distribution Date: 12/16/96
                                         CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                     NL2 NM0
                                         Trust Account:  3334953-0

45.  Sub-Pool HI Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                             67,089.03

          (b) Current Realized Loss Ratio (total Realized Losses
              for most recent three months, multiplied By 4, divided
              by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
              Date; may not exceed 2.5%)                                    .60%

46.  Class HI: B Principal Balance Test

          (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
               Principal Balance for prior Payment Date (must equal or
               exceed 14.5%)                                               7.86%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including
     Monthly Servicing Fee)                                           578,070.32

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                      7.75%

49.  Current Interest                                                  44,239.58

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount              .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount               .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                     Page 8

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                         NL2 NMO
                                             Trust Account:  3334953-0

     PRINCIPAL
54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a) Scheduled Principal                 .00
          (b) Principal Prepayments               .00
          (c) Liquidated Contracts                .00
          (d) Repurchases                         .00
          (e) Previously undistributed
              Principal Amounts                   .00

                       Total Principal                                       .00

55.  Class HI: B Percentage for such Payment Date                             0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                     .00

57.  Class HI: B Principal Balance                                 12,422,668.00

58.  Class HI: B-1 Principal Balance                                6,850,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                      155,679,138.89

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                 .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                         .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a) Class HI: B-1 Liquidation Loss Principal Amount                .00
          (b) Unpaid Class HI: B-1 Liquidation Loss
              Interest Shortfall                                             .00

63.  Amount applied to such interest                                         .00

64.  Liquidation Loss interest remaining unpaid                              .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 9

                                     Distribution Date: 12/16/96
                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                       NL2 NM0

                                     Trust Account:  3334953-0
     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                         533,830.74

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                 8.15%

67.  Current Interest                                                37,847.70

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall             .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                     .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

         (a)  Scheduled Principal                    .00
         (b)  Principal Prepayments                  .00
         (c)  Liquidated Contracts                   .00
         (d)  Repurchases                            .00
         (e)  Previously undistributed
              Principal Amounts                      .00

                        Total Principal                                    .00

71.  Class HI: B Percentage for such Payment Date                           0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                    .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 10

                                    Distribution Date: 12/16/96
                                    CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                     NL2 NM0

                                    Trust Account:  3334953-0
75.  Class HI: B-2 Guaranty Payment                                      .00

76.  Class HI: B-2 Principal Balance                            5,572,668.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI          155,679,138.89

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                 .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES

83.  Sub-Pool HI Pool Factors

          (a) Class HI: A-1 Pool Factor                            .74420444
          (b) Class HI: A-2 Pool Factor                           1.00000000
          (c) Class HI: A-3 Pool Factor                           1.00000000
          (d) Class HI: M-1 Pool Factor                           1.00000000
          (e) Class HI: M-2 Pool Factor                           1.00000000
          (f) Class HI: B-1 Pool Factor                           1.00000000
          (g) Class HI: B-2 Pool Factor                           1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 11

                                         Distribution Date: 12/16/96
                                         CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                          NL2 NM0
                                         Trust Account:  3334953-0

84.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
          (a) 31-59 days         631,979.21    43
          (b) 60-89 days         221,268.68    12
          (c) 90 or more days    208,639.27    12

85.  Principal Balance of Defaulted Contracts                          64,230.12

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                        4                      67,089.03

87.  Number of Loans Remaining                                             9,567

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable     12                     217,764.29

89.  FHA Insurance reserve amount                                  94,542,820.17

90.  Amount received from FHA Insurance                                      .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 12

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

     CLASS HE: A CERTIFICATES
     ------------------------
1.   (a) Sub-Pool HE Amount Available (including
         Monthly Servicing Fee)                                     2,749,274.88

     (b) Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         Payment Date                                                        .00

     (c) Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                                     2,749,274.88

     INTEREST

2.   Aggregate Interest
          (a) Class HE: A-1 Pass-Through Rate         6.50%
          (b) Class HE: A-1 Interest                                  178,285.95
          (c) Class HE: A-2 Pass-Through Rate         7.10%
          (d) Class HE: A-2 Interest                                  207,083.33
          (e) Class HE: A-3 Pass-Through Rate         7.55%
          (f) Class HE: A-3 Interest                                   75,500.00
          (g) Class HE: A-4 Pass-Through Rate         7.80%
          (h) Class HE: A-4 Interest                                  114,985.00

3.   Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 12

                                           Distribution Date: 12/16/96
                                           CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                           NT5 NU2 NV0
                                           Trust Account:  3334953-0

     PRINCIPAL
5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a) Scheduled Principal          114,686.99
          (b) Principal Prepayments      1,567,752.30
          (c) Liquidated Contracts                .00
          (d) Repurchases                   24,557.50
          (e) Previously undistributed
              Principal Amounts                   .00

                         Total Principal                            1,706,996.79

6.   Pool Scheduled Principal Balance of Sub-Pool HE              112,853,720.77

7.   Sub-Pool HE Senior Percentage of such Payment Date                     100%

8.   Class HE: A Principal Distribution:

          (a) Class HE: A-1                                         1,706,996.79
          (b) Class HE: A-2                                                  .00
          (c) Class HE: A-3                                                  .00
          (d) Class HE: A-4                                                  .00

9.   Class HE: A Principal Balance:

          (a) Class HE: A-1                                        31,207,331.77
          (b) Class HE: A-2                                        35,000,000.00
          (c) Class HE: A-3                                        12,000,000.00
          (d) Class HE: A-4                                        17,690,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)          466,423.81

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 13

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                             NT5 NU2 NV0
                                             Trust Account:  3334953-0

     INTEREST
11.  Current Interest
          (a) Class HE: M-1 Pass-Through Rate    8.25%
          (b) Class HE: M-1 Interest                                   45,787.50

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount              .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                       .00

     PRINCIPAL

16. Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a) Scheduled Principal                 .00
          (b) Principal Prepayments               .00
          (c) Liquidated Contracts                .00
          (d) Repurchases                         .00
          (e) Previously undistributed
              Principal Amounts                   .00

                        Total Principal                                      .00

17.  Class HE: M-1 Principal Distribution                                    .00

18.  Class HE: M-1 Principal Balance                                6,660,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE              112,853,720.77

20.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 14

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                            NT5 NU2 NV0
                                            Trust Account:  3334953-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                         .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a) Class HE: M-1 Liquidation Loss
              Principal Amount                                               .00

          (b) Unpaid Class HE: M-1 Liquidation Loss
              Interest Shortfall                                             .00

24.  Amount applied to such interest                                         .00

25.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                         420,636.31

     INTEREST

27.  Current Interest
          (a) Class HE: M-2 Pass-Through Rate             8.45%
          (b) Class HE: M-2 Interest                                   29,856.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount              .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 15

                                             Distribution Date: 12/16/96
                                             CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                             NT5 NU2 NV0
                                             Trust Account: 3334953-0

     PRINCIPAL
32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a) Scheduled Principal                 .00
          (b) Principal Prepayments               .00
          (c) Liquidated Contracts                .00
          (d) Repurchases                         .00
          (e) Previously undistributed
              Principal Amounts                   .00

                        Total Principal                                      .00

33.  Class HE: M-2 Principal Distribution                                    .00

34.  Class HE: M-2 Principal Balance                                4,240,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                      112,853,720.77

36.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                         .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a) Class HE: M-2 Liquidation Loss Principal Amount                .00
          (b) Unpaid Class HE: M-2 Liquidation Loss Interest
              Shortfall                                                      .00

40.  Amount applied to such interest                                         .00

41.  Liquidation Loss interest remaining unpaid                              .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 16

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date            1.32%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 2.5%)                                    1.29%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date           3.40%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5%)                                      3.10%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
         Balance; may not exceed 9%)                                      .00%

45.  Sub-Pool HE Current Realized Losses Test

     (a) Current Realized Losses for current Payment Date                 .00

     (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances
         for third preceding Remittance and for current Remittance
         Date; may not exceed 2%)                                         .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 17

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

46.  Class HE: B Principal Test

     (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
         Balance for prior Payment Date (must equal or exceed 10%)         5.29%

     CLASS HE: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                                  390,779.64

     INTEREST

48.  Class HE: B-1 Pass-Through Rate                             8.15%

49.  Current Interest                                                 28,796.67

50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall              .00

51.  Amount applied to Class HE: B-1 Interest Deficiency Amount             .00

52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount              .00

53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                      .00

     PRINCIPAL

54.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

     (a) Scheduled Principal                       .00
     (b) Principal Prepayments                     .00
     (c) Liquidated Contracts                      .00
     (d) Repurchases                               .00
     (e) Previously undistributed
         Principal Amounts                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 18

                                            Distribution Date: 12/16/96
                                            CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                            NT5 NU2 NV0
                                            Trust Account:  3334953-0
          Total Principal                                                   .00

55.  Class HE: B Percentage for such Payment Date                            0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount        .00

57.  Class HE: B Principal Balance                                 6,056,389.00

58.  Class HE: B-1 Principal Balance                               4,240,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                     112,853,720.77

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                        .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a) Class HE: B-1 Liquidation Loss Principal Amount                    .00
     (b) Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall           .00

63.  Amount applied to such interest                                        .00

64.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                          361,982.97

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 19

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0


     INTEREST

66.  Class HE: B-2 Pass-Through Rate                                 8.45%

67.  Current Interest                                                       12,790.41

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall                    .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                            .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                   .00
          (b)  Principal Prepayments                                 .00
          (c)  Liquidated Contracts                                  .00
          (d)  Repurchases                                           .00
          (e)  Previously undistributed
               Principal Amounts                                     .00

               Total Principal                                                    .00

71.  Class HE: B Percentage for such Payment Date                                   0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount              .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)                    .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                              .00

75.  Class HE: B-2 Guaranty Payment                                               .00

76.  Class HE: B-2 Principal Balance                                     1,816,389.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE                   112,853,720.77

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-C
                                MONTHLY REPORT
                                 November 1996
                                    Page 20

                                      Distribution Date: 12/16/96
                                      CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                      NT5 NU2 NV0
                                      Trust Account:  3334953-0

         INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     78. Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

     79. Class HE: B-2 Liquidation Loss Principal Amount                   .00

     80. Interest at Class HE: B-2 Pass-Through Rate on:

         (a)    Class HE: B-2 Liquidation Loss Principal Amount            .00
         (b)    Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall   .00

     81. Amount applied to such interest                                   .00

     82. Liquidation Loss interest remaining unpaid                        .00

         CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
         ------------------------------------------------------

     83.  Sub-Pool HE Pool Factors

               (a) Class HE: A-1 Pool Factor                         .79005903
               (b) Class HE: A-2 Pool Factor                        1.00000000
               (c) Class HE: A-3 Pool Factor                        1.00000000
               (d) Class HE: A-4 Pool Factor                        1.00000000
               (e) Class HE: M-1 Pool Factor                        1.00000000
               (f) Class HE: M-2 Pool Factor                        1.00000000
               (g) Class HE: B-1 Pool Factor                        1.00000000
               (h) Class HE: B-2 Pool Factor                        1.00000000

     84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

         (a) 31-59 days             3,833,261.17        69
         (b) 60-89 days               894,459.72        14
         (c) 90 or more days          597,451.97        12

     85. Principal Balance of Defaulted Contracts                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-C
                                 MONTHLY REPORT
                                 November 1996
                                    Page 21


                                  Distribution Date: 12/16/96
                                  CUSIP#:  393505 NN8 NP3 NQ1 NR9 NS7
                                  NT5 NU2 NV0
                                  Trust Account:  3334953-0

86. Number of Liquidated Contracts and
    Net Liquidated Loss                             0                   .00

87. Number of Loans Remaining                                         2,333

88. Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
    FHA Insurance was unavailable                   0                   .00

89. FHA Insurance reserve amount                              94,542,820.17

90. Amount received from FHA Insurance                                  .00

    CLASS HE: C CERTIFICATES
    ------------------------

91. Monthly Servicing Fee                                        170,346.57

92. Class HE: C Residual Payment                                 674,829.03

                                     GT-HI
                                    1996-C
                                 November 1996
                              Defaulted Contracts

                                                       Estimated
                                        Repurchase      Loss at
Account#     Principal     Interest       Amount       Sale Date
--------     ---------     --------     ----------     ---------

15729450     19,179.53     119.07       19,298.60      19,954.35
15730019     32,419.37     201.27       32,620.64      33,686.58
15732093      5,089.71      31.59        5,121.30       5,371.96
15732466      7,541.51      46.82        7,588.33       8,076.14

TOTALS      $64,230.12    $398.75      $64,628.87     $67,089.03
            ==========    =======      ==========     ==========